SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934
May 4, 2006

Date of Report (date of earliest event reported)
DELTA PETROLEUM CORPORATION

Exact name of Registrant as Specified in its Charter

Delaware	0-16203	84-1060803

State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number
Suite 4300
370 17th Street
Denver, Colorado, 80202

Address of Principal Executive Offices, Including Zip Code
(303) 293-9133

Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION.
     On May 4, 2006, Delta Petroleum Corporation issued a press release reporting its operating results for the three months ended March 31, 2006. The press release is attached hereto as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     The following exhibit is furnished pursuant to Item 2.02, and shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of Delta Petroleum Corporation’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.
     Exhibit 99.1 Press Release dated May 4, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA PETROLEUM CORPORATION (Registrant)
Date: May 5, 2006	By:	/s/ Kevin K. Nanke
Kevin K. Nanke, Treasurer and Chief
Financial Officer